UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2025

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 1.01	Entry into a Material Definitive Agreement.

U.S. $2,200,000,000 Amended and Restated Five-Year Credit Agreement

On June 11, 2025, Baxter International Inc. (“Baxter”) entered into an amended and restated five-year credit agreement (the “RCF Amendment”), which amends and restates in its entirety the existing $2.0 billion revolving credit agreement, dated as of September 30, 2021 (the “Existing Revolving Credit Agreement” and, as amended by the RCF Amendment, the “Revolving Credit Agreement”), among Baxter, as Borrower Representative, Baxter Healthcare SA and Baxter World Trade SRL (together, the “Euro Borrowers”), as Borrowers, various lenders and JPMorgan Chase Bank, N.A., as Administrative Agent. The purpose of the RCF Amendment was to (i) extend the maturity date thereof, (ii) add the Euro Borrowers as borrowers thereto and (iii) make certain other amendments to the terms thereof. The Revolving Credit Agreement also replaces the existing €200 million revolving credit facility (the “Existing Euro Revolving Credit Agreement”), dated as of December 20, 2019, which was terminated on June 11, 2025 contemporaneously with the entry into the Revolving Credit Agreement. The obligations of the Euro Borrowers under the Revolving Credit Agreement are guaranteed by Baxter.

Baxter may, at its option, seek to increase the aggregate commitment under the Revolving Credit Agreement by up to $1.1 billion, which would result in a maximum aggregate commitment of up to $3.3 billion.

The Revolving Credit Agreement enables Baxter and the Euro Borrowers to borrow funds in U.S. Dollars, Euros or other currencies if qualifying as Agreed Currencies thereunder on an unsecured basis at variable interest rates. Borrowings in Euros are subject to a sublimit of $300 million.

The Revolving Credit Agreement contains financial and other covenants, including a net leverage ratio covenant, as well as events of default with respect to Baxter and the Euro Borrowers and, in some circumstances, Baxter’s Material Subsidiaries that are customary for facilities of this type. The Revolving Credit Agreement also provides for the issuance of letters of credit.

The obligations of the lenders under the Revolving Credit Agreement to provide advances will terminate on the earlier of (i) June 11, 2030 and (ii) the date on which the Commitments shall have been reduced to zero or terminated in whole pursuant to the terms of the Revolving Credit Agreement.

The description above is a summary of the Revolving Credit Agreement and is qualified in its entirety by the complete text of the Revolving Credit Agreement, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference. Capitalized terms used under this “U.S. $2,200,000,000 Amended and Restated Five-Year Credit Agreement” subsection that are not defined herein have the meanings given to them in the Revolving Credit Agreement.

U.S. $645,000,000 Amended and Restated Credit Agreement

On June 11, 2025, Baxter entered into an amended and restated credit agreement (the “Term Loan Amendment”), which amends and restates in its entirety the existing term loan credit agreement (the “Existing Term Loan Agreement” and, as amended by the Term Loan Amendment, the “Term Loan Credit Agreement”), among Baxter, as Borrower, various lenders and JPMorgan Chase Bank, National Association, as Administrative Agent. The purpose of the Term Loan Amendment was to (i) extend the maturity date thereof and (ii) make certain other amendments to the terms thereof (consistent with related amendments made to the Revolving Credit Agreement).

The proceeds from the Term Loan Credit Agreement were applied to prepay in full the advances under the Existing Term Loan Agreement. There is $645 million outstanding under the Term Loan Credit Agreement as of the date hereof.

The Term Loan Credit Agreement contains financial and other covenants, including a net leverage ratio covenant, as well as events of default with respect to Baxter and in some circumstances its Material Subsidiaries that are customary for facilities of this type.

Outstanding borrowings under the Term Loan Credit Agreement are scheduled to mature on December 14, 2027.

The description above is a summary of the Term Loan Credit Agreement and is qualified in its entirety by the complete text of the Term Loan Credit Agreement, a copy of which is attached to this report as Exhibit 10.2 and incorporated herein by reference. Capitalized terms used under this “U.S. $645,000,000 Credit Agreement” subsection that are not defined herein have the meanings given to them in the Term Loan Credit Agreement.

Item 1.02	Termination of a Material Definitive Agreement

The disclosure provided under “Credit Agreements” in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under “Credit Agreements” in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Five-Year Credit Agreement, dated as of June 11, 2025, among Baxter International Inc. as Borrower Representative, Baxter Healthcare SA, Baxter World Trade SRL, JPMorgan Chase Bank, National Association, as Administrative Agent, and certain other financial institutions named therein.

10.2	Amended and Restated Credit Agreement, dated as of June 11, 2025, among Baxter International Inc. as Borrower, JPMorgan Chase Bank, National Association, as Administrative Agent, and certain other financial institutions named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXTER INTERNATIONAL INC.

Date: June 12, 2025	By:	/s/ Ellen K. Bradford
	Name:	Ellen K. Bradford
	Title:	Senior Vice President and Corporate Secretary